SAIC 2008 Institutional Investor Conference

SAIC
SAIC

SAIC
From Science to Solutions

08-1844

Welcome and Introduction Stuart Davis SVP, Investor and Employee Owner Relations Exhibit 99.1

SAIC 2008 Institutional Investor Conference

SAIC

From Science to Solutions

09-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
LUNCH 12:00 PM
Charles Koontz IT and Network Solutions Group and Health Campaign 11:35 AM
Joe Craver Infrastructure, Logistics and Product Solutions Group and
Energy Campaign
11:10 AM
Larry Cox Cyber Campaign 10:50 AM
Stu Shea Intelligence, Security and Technology Group and Space
Superiority Campaign
10:25 AM
Deb Alderson Defense Solutions Group and C4ISR Campaign 10:00 AM
BREAK 9:45 AM
Corporate Q&A 9:15 AM
Mark Sopp Financial Overview 8:55 AM
Larry Prior Operational Perspectives 8:25 AM
Ken Dahlberg Enterprise Overview 8:05 AM
Stuart Davis Welcome 8:00 AM
Agenda

SAIC 2008 Institutional Investor Conference

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Our goal is to present existing and potential investors with an accurate portrayal of the company's performance and prospects. Come here to find the latest financial news and information about us, including earnings announcements, webcasts and more.

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14 Oct 08	SAIC Institutional Investor Conference
11 Sep 08	SAIC, Inc. at Jefferies 2nd Annual Technology Conference

SAIC
From Science to Solutions

08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
SAIC Investor Relations Website
http://investors.saic.com
Replay and presentation
materials available

SAIC 2008 Institutional Investor Conference

SAIC

SAIC
SAIC

From Science to Solutions

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Certain statements in these presentations contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. The forward-looking statements involve a number of risks and uncertainties. A number of factors could cause our actual results, performance, achievements, or industry results to be materially different from any future results, performance, or achievements expressed or implied by these forward-looking statements. Some of these factors include, but are not limited to, the risk factors set forth in the Company’s Annual Report on Form 10-K for the year ended
January 31, 2008, and other filings that the Company makes with the SEC from time to time. Due to these uncertainties and risks, persons who view these presentations are cautioned not to place undue reliance on such forward-looking statements, which speak only as of October 15, 2008. The Company disclaims any duty to update guidance or any other forward-looking statement provided in these presentations to reflect subsequent events, actual results or changes in the Company's expectations.
Forward Looking Statements
This presentation describes financial results through 7/31/08 (FY2009 Q2)

SAIC 2008 Institutional Investor Conference

SAIC
SAIC

SAIC
From Science to Solutions

08-1844

Enterprise Overview Ken Dahlberg Chairman and Chief Executive Officer

SAIC 2008 Institutional Investor Conference

SAIC
From Science to Solutions

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Company Update
• Gaining momentum in transformation efforts
–
8 quarters as a public company—met or exceeded expectations every quarter
–
Organizational clarity with 4 Groups and 19 Business Units
–
Costpoint implementation about half completed
–
Project Alignment well underway with the stand up of our Shared Services Center
• Investing to pursue large opportunities and create technical discriminators
–
Won 58 $100M+ programs since IPO, with 137 more in pipeline
–
Increasing IR&D in ISR, security products, C2, and precision strike
• Developing strategies for breakout growth opportunities
–
Energy management and efficiency
–
Health data records management
• Managing our portfolio to fuel long-term EPS growth
–
Exit non-core commodity/low margin businesses
–
Emphasize more “noble work” in system integration and some products
–
Don’t forsake our core technical services business
–
Cyber
–
Cargo inspection

SAIC 2008 Institutional Investor Conference

From Science to Solutions

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Smart People Solving Hard Problems
09-1844-ID-01
National Security
• Co-Lead Systems Integrator on Army’s #1 program
• Prime contractor for DoD network infrastructure
• ~$2B in Intelligence (mission support, IT, R&D)
• Leading integrated supplier for DLA
Critical Infrastructure
• #1 provider of non-intrusive inspection systems
• Selected for 8 of 9 Secure Freight Initiative ports
• #1 CBRN services provider (trained >400K first responders)
• #1 provider of DHS data center solutions
• Driving effectiveness of oil recovery for BP
• Design/build more energy-efficient facilities for GM
• Leading provider of climate and environmental data
services to NOAA and USGS
Energy and the Environment
• Operate the National Cancer Institute
• Support IT for military clinical systems worldwide
• Leading biosurveillance efforts for CDC and DHS
• Leading VA/DoD data sharing effort
Health

SAIC 2008 Institutional Investor Conference

From Science to Solutions

03-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure

Company Transformation
09-1844-ID-02
Transformation expected to be substantially complete in FY11
Implement Strategic Planning
Incentivize Collaboration
Create Margin Expansion Course Stand up Shared Service Center
Bring in New Line Leadership
Revise Equity Programs
Roll out Costpoint Pilots Lay out Real Estate Strategy
Step up IR&D Spending Develop Business ConOps
Reinvigorate Bus Dev
Roll out Targets to All Levels
Step up Recruiting Programs
Implement Branding Campaign Sell Telcordia Complete IPO
Focus Commercial Achieve SOx compliance Reorganize AMSEC
FY05 FY06 FY07 FY08 FY09
Foundational Issues New Growth Model More Competitive Posture
Revenue $6.91B Revenue $7.52B Revenue $8.06B Revenue $8.94B Revenue $9.70B-9.98B
Organic Growth 17% Organic Growth 3% Organic Growth 4% Organic Growth 7% Organic Growth 6%-9%+
Operating Income 6.7% Operating Income 6.3% Operating Income 7.1% Operating Income 7.5% Operating Income 7.7%-7.8%
Roll out Costpoint Wave 1
Increase B&P Spending
Roll out Second Campaigns
Roll out First Campaigns
Evaluate Capital Structure
Realign Businesses
Revise BoD Composition, Size,
Committee Structure
Instill Culture of Discipline
Move Discretionary Resources
to Higher Levels
Change Incentive Structure

SAIC 2008 Institutional Investor Conference

To solve important national and global problems through science, engineering and innovation
Customer Success
Technical and Professional Excellence
Ethics and Integrity
Importance of the Individual
Entrepreneurial Freedom with Responsibility
A Culture of Ownership
To provide an environment where highly motivated people want to work

SAIC®
From Science to Solutions

08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
SAIC Core Values and Purpose

SAIC 2008 Institutional Investor Conference

From Science to Solutions

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.
1
09-1844-ID-03
SAIC Organization
Mark Sopp
Technology Amy Alving
Business Development Greg Henson
Human Resources Brian Keenan
Government Affairs, Arnold Punaro
Communication and
Support Operations
Legal and Audit Doug Scott
Strategic Initiatives Joe Walkush
and Investments
Defense Solutions
Infrastructure, Logistics
and Product Solutions
Information Technology
and Network Solutions
Intelligence, Security
and Technology
Ken Dahlberg
Chairman and CEO
Larry Prior
COO
CFO
Deb Alderson Joe Craver Charles Koontz Stu Shea

SAIC 2008 Institutional Investor Conference

SAIC
SAIC

SAIC
From Science to Solutions

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Market Outlook
• Addressable market growth will flatten, but market remains large
–
Budgets less predictable with increasing deficit pressure
–
Competition more fierce—industry will experience margin pressure
–
Lowering of prices, strong cash generation will promote more consolidation
• Industry must navigate increasingly hostile environment
–
Wartime Commission
–
Congressional hearings
–
Organizational Conflicts of Interest
• Companies will distinguish themselves based on positioning or execution
–
Desire to “in-source”
–
Populist rhetoric
–
Anti-contractor bias
09-1844-ID-36
Faster Growing Markets
• Intelligence
• Energy
• Cyber
• C4ISR
• Logistics
• Health
Market Share Capture
• Platform Independent SE&I Agent
• Logistics Integration
• Task Order Pursuit

SAIC 2008 Institutional Investor Conference

SAIC
SAIC

From Science to Solutions

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Impact of National Elections

Current Views on National Security
• Increase military end strength 150,000
• Support surge with no timetable
for withdrawal of forces
• Move supplemental funding into DoD
appropriation
• Fund theater ballistic missile defense
• Increase investment in new technologies
• Minimize cost-plus contracting
• Increase oversight and eliminate earmarks
• Increase military end strength 92,000
• Phased withdrawal from Iraq; shift mission
to counter-terrorism operations, protection
of U.S. citizens, and training of Iraqi forces
• Reduce supplementals as a funding source
• Closely monitor funding for missile defense
• Increase basic research
• Increase reliance on diplomacy and
humanitarian aid
• Increase military presence in Afghanistan
Manpower entitlements limit funds available for contractors;
major platforms, including FCS, come under pressure

SAIC 2008 Institutional Investor Conference

SAIC
SAIC

SAIC®
From Science to Solutions

08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Impact of National Elections

Current Views on Critical Infrastructure
• Implement 9-11 commission
recommendations
• Increase spending on border and port
security
• Fund technologies for integrated
communications for first responders
• Increase spending beyond aviation safety,
e.g., mass transit, chemical/nuclear plants
• Increase investment in transportation
infrastructure
• Implement 9-11 commission
recommendations
• Increase spending on border and port
security
• Fund first responders with additional
$.5-$1.7 billion
• Increase spending beyond aviation safety,
e.g., mass transit, chemical/nuclear plants
• Increase investment in transportation
infrastructure
Continued funding of DHS priorities above future year budget request levels

SAIC 2008 Institutional Investor Conference

SAIC
SAIC

From Science to Solutions

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Impact of National Elections

Current Views on Energy and the Environment
• Implement market-based carbon cap-and-
trade system
• End the moratorium on offshore drilling
• No windfall profit tax on oil companies
• Ban drilling for oil in ANWR
• Build 45 nuclear power plants by 2030
• Cut greenhouse gas emissions 60 percent
below 1990 levels by 2050
• Stricter regulation of the oil futures market
• Implement market-based carbon cap-and-
trade system
• Enhance and use clean coal technology to
reduce dependence on foreign oil in 10 years
• Impose windfall profit tax on multi-national oil
companies
• Ban drilling for oil in ANWR
• Keep nuclear power option open
• Cut greenhouse gas emissions 80 percent
below 1990 levels by 2050
Economic incentives for energy efficiency and increased R&D
in energy alternatives and understanding climate change

SAIC 2008 Institutional Investor Conference

SAIC

SAIC
SAIC

From Science to Solutions

08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Impact of National Elections

Current Views on Health
• Rely on market-based health care as
opposed to universal healthcare
• Incentives and tax credits for individuals and
families to purchase health insurance
• Consolidate billing across care providers
• Deploy health information technology to
improve chronic disease care
• Create National Health Insurance Exchange–
coverage with both private and public options
• Provide coverage for all children
• Accelerate pay-for-performance initiatives
• Invest $50B toward adoption of electronic
medical records
Increased spending in government health IT

SAIC 2008 Institutional Investor Conference

SAIC

From Science to Solutions
09-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Impact of National Elections

Current Views on Government Services Industry
• Increase R&D funding
• Expand the use of fixed-price contracts
• Limit sole-source awards
• Control costs by reorganizing the bureaucracy
and changing procurement methods
• Promote open trade and responsible bilateral
and multilateral trade agreements
• Would not give lobbyists special access
• Increase R&D funding
• Competitively bid all federal contracts >$25K
except those deemed to be emergencies
• Reduce spending on contractors by 10%
• Does not promote open trade and responsible
bilateral and multilateral trade agreements
• No political appointees allowed to work on
contracts or regulations related to their prior
employer for 2 years after employment
Increased industry oversight and regulation

SAIC 2008 Institutional Investor Conference

SAIC

From Science to Solutions

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Strategic Actions
• Deploy our capital wisely
–
Repurchase stock at an attractive return to stockholders
–
Complete mid-size acquisitions in key growth markets
–
Target larger acquisition candidates (>$500M) opportunistically
• Focus on high-growth markets
–
Execute campaigns around energy, health, cyber, and space superiority
–
Divest non-core commodity/low-margin business
• Shape our mix of business
–
Mature capabilities in light touch production and LRIP development
–
Improve ability to develop, deliver, and support total solutions
–
Build our capabilities and reputation as a prime
–
Explore different business models
–
Invest more in our people and discriminating technologies
• Create a more competitive cost structure
–
Reduce corporate overhead and invest in internal growth

SAIC 2008 Institutional Investor Conference

SAIC
From Science to Solutions
08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Enterprise Summary
• Two years after IPO, our investment thesis is unchanged
–
SAIC can deliver strong returns by maintaining internal revenue growth, expanding margins, and deploying capital wisely
• Company is executing according to IPO plan
–
8% internal revenue growth rate and improving operating margin since IPO
–
Divested non-core businesses—AMSEC and ANX
–
Won large competitive programs—GPS, POL-Chem, NATO BMD
–
Deployed ~$600M on acquisitions: AMTI, Benham, AETC, Scicom, Icon, SMC
–
Executed share repurchase plan to deploy excess capital and manage dilution
–
Changed incentive programs to address option overhang
• Long-term market drivers remain in place, but budget challenges are real
–
Agility and innovation are critical—and key SAIC differentiators
–
Cost structure enhancements will make us even more competitive

SAIC 2008 Institutional Investor Conference

SAIC
SAIC

SAIC
From Science to Solutions

09-1844

Operational Perspectives Larry Prior Chief Operating Officer

SAIC 2008 Institutional Investor Conference

SAIC
From Science to Solutions

03-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Agenda
• Growth Drivers
–
Business Development
–
Our People
–
Technology Discriminators
• Operational Efficiency
–
IT Modernization
–
Project Alignment
• Operations Summary

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Business Development
Strategy
• Maintain entrepreneurial approach to small jobs
–
Division and program managers staying close to their customers
–
Network resiliency and strong core in National Security
• Focus corporate resources on large SE&I jobs
–
Aggressively targeting strategic markets
• Position for market breakout inflection points
–
Secure Freight Initiative, Carbon Cap-and-Trade, Health
• Stress (and reward) cross-company collaboration
–
Attack the market as “One SAIC”
• Invest more Bid & Proposal and Internal R&D funds in high-growth areas
–
Strategic plan drives campaigns which drive Business Development priorities
• Treat each recompete like a new capture
–
Leverage customer intimacy and start the process early
• Balance support for the customer with returns to shareholder
–
Be willing to walk away from lower margin work (e.g., EROS Data Center)

SAIC 2008 Institutional Investor Conference

From Science to Solutions

03-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Business Development
Capture Metrics
• Traditional metrics show increasing traction and support growth goals
• Expect to generate another ~$27B in revenue from future task orders on existing IDIQs
15.1
9.7
5.4
1.1
2.5
Q1
15.9
10.5
5.4
1.3
3.3
Q2
15.9 15.0 15.0 15.8 14.1 14.4 14.9 Total Backlog
10.5 9.9 9.9 10.4 9.6 9.7 10.3 Unfunded Backlog
5.4 5.1 5.1 5.4 4.5 4.7 4.6 Funded Backlog
1.2 1.0 0.6 1.6 0.9 0.7 1.1 Book-to-Bill
5.8 8.8 1.5 3.9 1.9 1.5 8.9 Bookings
Contract Awards Only
FYTD FY Q4 Q3 Q2 Q1 FY
FY09 FY08 FY07
Metric

SAIC 2008 Institutional Investor Conference

From Science to Solutions

08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Business Development
Major Recent Wins
• 23 wins >$100M YTD (11 IDIQ/12 Contract Awards)
–
10 wins so far in Q3 (3 IDIQ/7 Contract Awards)
ENCORE II ($500M, Multiple)
• Full life-cycle IT solutions for DISA
Guardian ($250M, Single)
• CBRN services and solutions for Army
C5ISR ($222M, Single)
• Tactical vehicle integration for SPAWAR
Warfighter Focus ($200M, Single)
• Life-cycle integrated training support
PM Support ($200M, Multiple)
• Technical and analytic support to DoJ agency
FAST II ($800M, Multiple)
• Logistics support for AF weapons systems
Classified ($170M, Single)
• Cyber support for Intell customer
AITS ($454M)
• IT support for Guard/Reserve
Classified ($309M)
• Intelligence operations support
Classified ($161M)
• Consolidated contract with Intell customer
HRC ITSO ($410M)
• IT support for Army HR Command
NASA UNITeS ($218M extension)
• IT support for Marshall Space Center
COCOM IT Support ($226M)
• IT support for COCOM C4 Directorate
NMEC OCONUS Support ($253M)
• Linguist/media exploitation support for DIA
Contract Awards IDIQs

SAIC 2008 Institutional Investor Conference

SAIC
SAIC

SAIC
From Science to Solutions
08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Business Development
Pipeline Metrics
Total FY12+ FY11 FY10 FY09
EXPO
GSM (DGS)
AMPS
ETS II
NEP II
NASA UNITeS
GWOT IDIQ
CIO-SP3
TIPSS 4
IATS
ICE ITESS
STOC II
CECOM R2
Major Recompetes
70,267 4,795 2,968 63 8,061 92 26,060 566 33,178 4,074 Total
24,224 4,658 374 61 1,025 80 6,476 509 16,349 4,008 <$100M
46,043 137 2,594 2 7,036 12 19,584 57 16,829 66 $100M+
Total
34,012 500 475 5 3,679 11 15,313 111 14,545 373 Total
6,907 432 175 4 129 7 1,992 78 4,611 343 <$100M
27,105 68 300 1 3,550 4 13,321 33 9,934 30 $100M+
IDIQ Master
Agreements
36,255 4,295 2,493 58 4,382 81 10,747 455 18,633 3,701 Total
17,317 4,226 199 57 896 73 4,484 431 11,738 3,665 <$100M
18,938 69 2,294 1 3,486 8 6,263 24 6,895 36 $100M+
Standard
Contract and
Task Order
$ # $ # $ # $ # $ #
Opportunity Type
• Point-in-time estimate (Q2 end) of continually evolving picture
• Reported pipeline shows fully qualified opportunities
–
$14B in proposals awaiting government decision—29 opportunities >$100M ($8B)
–
Another $93B of potential opportunities in “track” status

SAIC 2008 Institutional Investor Conference

17.5%
15.0%
12.5%
0.0%
Industry Average
SAIC Actual
SAIC Goal
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2

4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2

09-1844

Energy | Environment | National Security | Health | Critical Infrastructure
Our People
Retention and Recruiting
FY07 FY08 FY09
Number of Hires
FY07 FY08 FY09
Voluntary Turnover Rate
• YTD vol turnover is 13.0%, down 50 bps
• Vol turnover is well below industry average
and nearing aggressive goal of 12.6%
• >50% of at-risk employees redeployed YTD
• 8% above our hiring rate from last year
• On pace for >9,500 hires for FY09
• Net adds of almost 2,100 employees YTD
Internal
Acquisitions
© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

SAIC 2008 Institutional Investor Conference

From Science to Solutions

09-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure

09-1844-ID-05
Our People
FY08 People Breakout
Other
30%
Master
29%
PhD
4%
Other
21%
IT
36%
DC
Metro
39%
San
Diego
10%
Inter-
national
5%
Hunts-
ville
5%
Other US
42%
• 55% have >3 years tenure with SAIC;
38% have >5 years tenure with SAIC
• 22% ethnic minority;
33% female
• >22,000 possess a security clearance
Bachelor
46%
Education Location
Specialty
Science/
Eng
14%
Finance
6%
PM
6%
Analysis
9%

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Our People
Human Capital Initiatives
• Employee Engagement
–
Focused on improving communication, people management skills, recognition programs, and learning & development
–
Achieved greater retention and increased engagement among new hire population
• Diversity and Inclusion
–
Defined metrics measuring diversity impact and improvement within operating units
–
Improved awareness through employee networks/affinity groups and identity programs
• Professional and Career Development
–
Developed succession plans for key positions and development plans for high potentials at all levels
–
Created Chairman’s Program to grow our future leaders
–
Implemented formal career paths for program managers, intelligence analysts, scientists, engineers, systems engineers, and front-line managers

SAIC 2008 Institutional Investor Conference

From Science to Solutions

08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Technology Discriminators
Key Enablers
• Technology is at the heart of SAIC
• Highly skilled and innovative workforce with passion for mission
• Build on our science and technology legacy with new or enhanced initiatives
–
IR&D investment and execution
–
S&T career paths
–
SAIC Technical Fellows Council
–
Internship program
SAIC Core Value #1
Technical and Professional Excellence
SAIC Purpose Statement #1
To solve important national and global problems
through science, engineering and innovation
SAIC Vision
Be the leading systems, solutions, and technical
services company, solving our customers'
most important business and mission-critical
problems through innovative applications of
technology and domain knowledge.
“From Science to Solutions”
–
PhD new hire program
–
University alliances
–
Enterprise-wide knowledge flow
–
Technical collaboration

SAIC 2008 Institutional Investor Conference

SAIC

SAIC
From Science to Solutions

08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Technology Discriminators
SAIC’s Technology-Based Capabilities Today
Physics-Based Modeling
Advanced
Simulators
Non-Intrusive
Inspection
Advanced Image Analysis
Advanced
Materials
Advanced
Guidance
and
Navigation
Advanced
Electronics
Marine Mammals
Neuro-
Science
Cryptology Advanced
Sensors
Advanced Power
Management

SAIC 2008 Institutional Investor Conference

From Science to Solutions

08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Wave 2
Wave 3
IOC
Wave 1
IT Modernization
Costpoint Update
• System deployment is on schedule and business operations are uninterrupted
–
Completed systems engineering to improve scalability and performance
–
Simplified accounting structure and financial processes
% of Government Business on Costpoint
FY08
Q3
100%
75%
50%
25%
0%
Q3 Q2 Q4
FY09 FY10 FY10

SAIC 2008 Institutional Investor Conference

SAIC®
From Science to Solutions

09-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
IT Modernization
Strategic View
Corporate Focused Line/Customer Focused
Bus Dev,
Contracts,
and
Corp
Support
Line IT
Support
Services
(End Point
Computing)
Group
Operations
and Project
Execution
Finance
Human
Resources
• Standardized
• Secure
• Scalable
• Reliable
• Defined Architecture
• Process Focused
• Compliance Based
• Access Controlled
• Leading Edge
• Dynamic
• Reconfigurable
• Responsive
• Flexible
• Collaborative
Adding a “virtual grid” provides
aggressive market engagement

SAIC 2008 Institutional Investor Conference

SAIC
SAIC

From Science to Solutions
03-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Project Alignment
Overview
• Multi-year effort to redesign and improve internal business support services
–
Top-to-bottom review of the Company
–
Disciplined engineering and program management approach
–
Extensive line and corporate participation
• Program objectives
–
Reduce hassle—simplify and standardize business processes
–
Consolidate business support functions where it makes sense
–
Generate additional internal investment funds to drive internal growth
–
Improve competitiveness
• Efforts to date have focused on:
–
Evaluating each functional discipline and developing an end-state vision
–
Implementing improvements in Corporate functions
–
Establishing Shared Service Center to house transactional support functions
–
Building the roadmap to modernize the IT infrastructure
Savings target: $100M annually

SAIC 2008 Institutional Investor Conference

SAIC

SAIC

From Science to Solutions

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Project Alignment
Shared Services Center
• Consolidating Accounts Payable, Corporate Purchasing, and HR Service Centers
–
Simplified and standardized service delivery models
–
Lower cost area with wages expected to be >12% below current levels
• Space scheduled for occupancy by mid-November
–
Demolition began on August 18; construction began on September 2
• 20,000 sq ft in SAIC-owned facility
–
Improve existing density with open architecture design
• Limited investment required
–
Consolidated buying power to fit our standard facility and IT architecture
–
Internal SAIC capabilities for architecture and engineering design
• Run as a “business within the business” focused on customer satisfaction and continuous process improvement

SAIC 2008 Institutional Investor Conference

SAIC
SAIC

SAIC®
From Science to Solutions

08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Project Alignment
Major Accomplishments
• Moved key IT functions to existing customer-facing operations
–
Transitioned security monitoring to SAIC’s IS&T Security Operations Services
• Leverage knowledge of global cyber threats and prevention/remediation services
• Improved monitoring, event correlation, event management, and diagnostics
–
Transitioned network operations and service to SAIC’s IT&NS Network Services
• Leverage commercial network management services
• Consolidate data, voice, and audio/video network support in anticipation of future convergence
–
Transitioned service desk operations to SAIC’s IT&NS Service Management Center
• Leverage SAIC’s ISO 20000 certified service
• Improve call handling, resolution, and hours of operation
• Other accomplishments
–
Evaluated and reduced corporate staff
–
Cut facility footprint by 150K sq ft by terminating or consolidating 21 leases
–
Outsourced employment verification, background investigations, and utility vendor payments
–
Consolidated data and voice contract
–
Implemented and enforced new policy on Common Operating Environment
–
Eliminated millions of hardcopy pages with digital workflows and data stores
Project is gaining momentum and delivering early results

SAIC 2008 Institutional Investor Conference

SAIC
From Science to Solutions

08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Project Alignment
FY10 Plans
• Mature operations of Shared Service Center
• Continue populating Shared Service Center with highly transactional services
–
Move services from high cost locations to low cost location
–
Primarily focusing first on less complex and relatively self-contained services
• Streamline corporate operations and facilities
–
Continue to consolidate departments and drive operating efficiencies
–
Close at least two mid to large size buildings
• Simplify and standardize processes
–
Eliminate hassle and inefficiencies
–
Leverage the company’s buying power by using e-catalog services
–
Digitize records/forms; significantly reduce the processing and storage of paper
–
Start capturing savings associated with implementation of Costpoint

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Operations Summary
• People First
• Driving Growth Today
–
Resilient network of SAIC entrepreneurs close to the customer
–
Focused investment on large SE&I jobs
–
Position for breakout opportunities
–
Expand our technical talent and discriminators
• Building Cost Structure for Tomorrow
• Executing with a Culture of Discipline
• Actively Managing our Risk Profile

SAIC 2008 Institutional Investor Conference

SAIC
SAIC

From Science to Solutions

09-1844

Financial Overview Mark Sopp Chief Financial Officer

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Agenda
• Guidance
• Income Statement
–
Revenue Growth Trend
–
Revenue Breakout
–
Forward Revenue Visibility
–
Operating Margin Expansion
• Equity Programs
• Cash Flow
• Capital Deployment and Liquidity
• Cash Investments
• Financial Summary

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Guidance
• Long-term guidance model intact—in place since the IPO
–
6%-9% internal revenue growth
–
20-30 bps operating margin expansion
–
2%-4% growth from acquisitions
–
11%-18% EPS growth with target of 15%
–
Assuming share count held constant through share repurchase program and no material below the line changes
• On 9/3 earnings conference call, we reaffirmed that we expect to meet these long-term goals for FY09
–
Also indicated that if M&S demand is high in Q4, revenue range may be exceeded and margin expansion target would be tougher to meet
• Since then, DoD, DHS, and MilCon/VA have full-year budgets with healthy increases and all other departments have Continuing Resolutions in place
• Today we reaffirm this guidance for FY09

SAIC 2008 Institutional Investor Conference

% Growth

SAIC
From Science to Solutions

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Revenue Growth Trend
Key Growth Drivers
• Renewed BD focus: bookings targets, more B&P $, improved account management
• Greater emphasis on and more collaborative approach to larger pursuits ($100M+)
• Customer domain expertise—expanding scope on existing contracts and accounts
4%
7%
12%
3%
4%
4%
0%
5%
10%
15%
20%
FY07 FY08 FY09 H1
Internal
Acquisitions

SAIC 2008 Institutional Investor Conference

SAIC
SAIC

From Science to Solutions

08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Revenue Breakout
13% Commercial, International & State/Local
12% Other Federal Civil
5% NASA
27% Intell/Other DoD
8% Air Force
14% Navy/Marines
21% Army
Customer
14% GSA Schedule
26% Multiple-Award IDIQ TO
24% Single-Award IDIQ TO
36% Standard Contract
Contract Source
18% Fixed Price
35% Time and Materials
47% Cost-Reimbursement
Contract Type
39% Material and Subcontract
61% Labor-Related
Revenue Type
17% IT & Network Solutions
22% Infrastructure, Logistics and Product Solutions
29% Defense Solutions
32% Intelligence, Security and Technology
Organization
FY08
Revenue
Attribute

SAIC 2008 Institutional Investor Conference

SAIC
SAIC

SAIC®
From Science to Solutions

03-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Forward Revenue Visibility
• Bookings momentum and funding strength throughout business
–
TTM and H1 FY09 Book-to-Bill of 1.2x
• Needle moving new wins (estimated annual revenue)
–
POL-Chem ($75-100M), AITS ($75-100M), Classified Intell ($50-60M), Classified
Cyber ($10-20M)
• Some holes in the base to be filled
–
MRAP C3 Integration wind down ~$125M
–
EROS and FASI recompete losses ~$30M
• Strong IDIQ book of business and task order generation capability
Total FY12+ FY11 FY10 FY09
15.9 3.7 3.1 5.0 4.1 Total
10.5 3.2 2.6 3.8 0.9 Negotiated Unfunded
5.4 0.5 0.5 1.2 3.2 Funded
Backlog

SAIC 2008 Institutional Investor Conference

SAIC
SAIC

SAIC
From Science to Solutions

08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Operating Margin Expansion
High-Level Framework
• COGS: +30 to 110 bps
–
Contract fees: business mix, collaboration, higher M&S loads, technology discriminators
–
Overhead efficiencies: facilities consolidation, IT modernization, rate management, scale
–
Unallowable: control/reduce, re-evaluate policies
• SG&A: +30 to 50 bps
–
Corporate costs: process streamlining, IT modernization, scale
–
Other: option reductions, amortization
–
Some cost savings assumed reinvested in B&P and IR&D
9.0% 8.5% 8.0% 7.5% 7.1% Op Margin
5.9% 6.0% 6.1% 6.4% 6.4% – SG&A
14.9% 14.5% 14.1% 13.8% 13.5 % Gross Margin
85.1% 85.5% 85.9% 86.2% 86.5% – COGS
100% 100% 100% 100% 100% Revenue
Future State FY08 FY07 Measure

SAIC 2008 Institutional Investor Conference

03-1844

From Science to Solutions

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Total
Reduce Rates/Increase Competitiveness (CR Contracts)
Reinvest in B&P and IR&D
Option Reduction (to Recoverable Vesting Stock)
Corporate Efficiency/Economies of Scale
Unallowable Control/Reduction
IT Modernization
Facilities Consolidation
Faster Growth in Higher Margin Areas
Contract Fee Improvements (Collaboration, M&S)
FY12 FY11 FY10 FY09 Margin Expansion Initiative
Operating Margin Expansion
Estimated Impact and Time Phasing of Key Elements
10–50 bps
10–30 bps
10–20 bps
10–20 bps
10–20 bps
20–40 bps
10–20 bps
(20)–(40) bps
(20)–(30) bps
50–150 bps
We have well-identified drivers to reach 8%-9% operating margin
10–20 bps

SAIC 2008 Institutional Investor Conference

From Science to Solutions

03-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Equity Programs
Issuance and Option Trends
Option Overhang Estimated Annualized Share Dilution
• Significantly reduced equity compensation programs after the IPO
–
Replaced ~$75M of equity compensation with cash (~3.5M shares)
–
Reduced ESPP discount rate from 15% to 5% and used savings to offset medical plan increases
–
Reduced option grant rate; converted ~50% of grant value to recoverable vesting stock
FY07
Q1 Q2 Q3 Q4
FY08
Q1 Q2 Q3 Q4
FY09
Q1 Q2
20%
15%
10%
5%
4%
3%
2%
1%
0%
Q4 Q4 Q1 Q1
FY07
Q1 Q2 Q3
FY08
Q2 Q3
FY09
Q2
Annualized Dilution
ESPP Discount Change
Equity to Cash

SAIC 2008 Institutional Investor Conference

14
12
10
8
6
4
2
0
Q4
Q1
Q2
Q3
Q4
Q1
Q2

500
400
300
200
100
0
Preferred Shares
Common Shares
Option CSEs
Vesting CSEs
Q4
Q1
Q2
Q3
Q4
Q1
Q2

SAIC
From Science to Solutions

08-1844

©-2008-Science-Applications-International-Corporation. -All-rights-reserved.-SAIC-and-the-SAIC-logo-are-registered-trademarks-of-Science-Applications-International-Corporation-in-the-U.S.-and/or-other-countries.
Energy | Environment | National Security | Health | Critical Infrastructure
Share Repurchases (M) Quarterly Diluted Shares (M)
Equity Programs
Diluted Shares Outstanding & Repurchases
• Substantial cash deployment towards repurchases since IPO; > than share creep
• Pace of preferred to common conversions continues
–
Common float increasing
–
Added-to-the-S&P-MidCap-400-Index
FY07 FY08 FY09 FY07 FY08 FY09

SAIC 2008 Institutional Investor Conference

SAIC
SAIC

From Science to Solutions
08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Cash Flow
Forward Cash Flow Model w/o Acquisitions
345 Operating Cash Flow
0.75% to 1.0% of revenues 0.75% to 1.0% of revenues (61) Capital Expenditures
284 Free Cash Flow
~5% of internal revenue growth
~5% of internal revenue growth plus
special items:  -$125M for extra payroll and
+75M for 3-day DSO reduction
(214) Working Capital
Increase faster than internal revenue
growth (as increased vesting stock is
amortized)
Consistent with FY08; increase in vesting
stock amortization is offset by the
elimination of the non-cash ESPP expense
93
Non-Cash Employee
Stock Transactions
Based on current intangible run-off
schedule on 10Q
Based on current intangible run-off
schedule on 10Q
28 Amortization
Increase at long-term internal revenue
growth rate of 6% to 9%
Increase at long-term internal revenue
growth rate of 6% to 9%
52 Depreciation
Increase at long-term growth rate
without acquisitions of from 9% to 14%
Increase at long-term growth rate without
acquisitions of 9% to 14%
386
Income from
Continuing Operations
FY10 FY09
FY08
(A)
Measure

SAIC 2008 Institutional Investor Conference

SAIC
SAIC

Δ		

SAIC
From Science to Solutions

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Capital Deployment and Liquidity
• Business model generates significant operating cash flow
• Deploy capital on a rational, disciplined basis to build long-term value for our stockholders
–
Internal growth initiatives
–
Strategic acquisitions
–
Share repurchases
• Conservative liquidity posture
• Maintain "A-" credit rating
in this market
692 1,096 Ending Cash Position
(408) (15) Cash From Continuing Ops
56 71 Other
(110) (10) Change In Debt
(368) (215) Public Stock Repurchases
(203) (145) Acquisitions
(25) (61) Capital Expenditures
242 345 Operating Cash Flow
FY09 H1 FY08 Capital Deployment ($M)

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Cash Investments
• Strong governance with investment policy approved by BOD
–
Investment objectives
–
Eligible investment instruments
–
Minimum credit quality (credit ratings)
–
Maximum single issue/issuer concentration and maturity restrictions
• Investment objectives (in order)
–
Preservation of capital
–
Liquidity
–
After-tax total returns
• Current investments
–
Substantially all domestic cash held in “U.S Treasuries” money market funds
• Diversified among four funds (NTE $250M each)
• All rated AAA (S&P) and Aaa (Moody’s)
• “Net Asset Value” or “Market Value” determined daily per SEC 2a-7 rules
–
~$60M in conservative overseas money market funds and bank deposits relating to foreign operations

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Financial Summary
• Sustainable shareholder value creation
• Consistent, demonstrated progress on all financial fronts
• Market strength—robust internal revenue growth
• Expanding operating margins and overall profitability
• Low asset intensity
–
Predictable and growing free cash flow
• Disciplined deployment of capital
• Realistic, achievable path with identified enablers
–
Culture of discipline and collaboration
–
Building pipeline of large opportunities
–
Margin expansion ingrained throughout organization
–
Multiple enablers for greater cost efficiencies

SAIC 2008 Institutional Investor Conference

SAIC
From Science to Solutions

09-1844

Defense Solutions Group and C4ISR Campaign Deb Alderson Group President

SAIC 2008 Institutional Investor Conference

From Science to Solutions

03-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
09-1844-ID-08
Defense Solutions Group
Enterprise and
Mission Solutions
Systems and
Technology
Solutions
Analysis, Simulations,
Systems Engineering
and Training
C4IT
Defense and
Maritime Solutions
Bill Gurley
$670M
Peter Dube
$570M
Bev Seay
$560M
Debbie James
$380M
Tom Baybrook
$700M
System Integration and
Enterprise Life-Cycle
Management – Missile
Defense Systems
Enterprise and
Complex Network
Services
Modeling, Simulation
and Training;
Management Systems
C4 Engineering and
Network Centric
Integration
Technical and
Engineering Services –
Software and Hardware
Major provider for
Combatant Commanders;
Air Force and Army
# 1 contractor to Navy
SPAWAR System
Centers; MRAP
#1 DISA Contractor Key provider to Naval
Surface / Under Sea
Warfare Centers
FCS; Major support
of Army and Missile
Defense Agency
Deb Alderson
Group President
$3.0B Revenue
Group Structure and Focus

SAIC 2008 Institutional Investor Conference

From Science to Solutions

03-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
C4 Systems
Engineering &
Integration
43%
Modeling,
Simulation &
Training
7%
Engineering &
Technical
Services
21%
Enterprise
IT Solutions &
Services
29%
09-1844-ID-19
Key Solutions and Customers
DoD, DHS
DoD
DoD
Engineering Design
Professional Engineering Services
Test and Evaluation
Engineering and Technical Services
Modeling and Simulation
Live, Virtual, and Constructive Training
Knowledge Management
Distance Learning
Army, Air Force
Army
DoD
DoD
Modeling, Simulation, and Training
Operational Command and Control
Integrated System Design and Implementation
Joint Mission Planning
Life Cycle Capability Management
AF, Army
Army, Navy, AF
AF
Army
C4 Systems Engineering and Integration
Enterprise Network Design and Solutions
Network Operations and Management
Network Security
DISA, DoD
DoD, National Guard
DoD
Enterprise IT Solutions and Services

SAIC 2008 Institutional Investor Conference

From Science to Solutions

09-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Major Growth Drivers
• Corporate campaigns: Cyber, C4ISR
• Major group focus areas
–
Ground Systems Integration
–
Training, modeling, and simulation
• Constrained budgets and growing O&M costs
– Legacy upgrades/reset and new construction
• Network enabled capability…life cycle support
– MRAP and JLI
• Platform Independent Integration
– FCS and JLTV
– CONUS and International
• Technology driving realistic immersive training
• Simulation needed for operational C3
– Decision support and adaptive planning, integrated training
– Deep Green DARPA
• Icon Systems–live, virtual, and constructive training
• OneSAF/SE Core and Ground Vehicle Trainers
• Army Aviation and Missile Research Command

SAIC 2008 Institutional Investor Conference

SAIC
From Science to Solutions

08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
C4ISR Campaign
Where DoD is Heading

SAIC 2008 Institutional Investor Conference

SAIC From Science to Solutions

09-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
09-1844-ID-11
C4ISR Campaign
What They Are Buying
$17 Billion SAIC Addressable Market
Command
and Control
Netcentric
Communications
Battlespace
Awareness
Integrated C4ISR
• NATO ALT BMD
• SEIC
• DARPA Deep Green
• DISA DSN
• NCES
• MRAP
• Predator Ops
Center (POC)
• P-ISR (Angel Fire)
• DCGS-A
Enterprise
• FCS
• AOC WSI
• BETSS-C

SAIC 2008 Institutional Investor Conference

SAIC
From Science to Solutions

08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
09-1844-ID-12
C4ISR Campaign
Evolution to Network Enabled Capability
Building it Different
Buying it Different
Using it Different
• Interoperability paramount
• Fusion of C2 and intelligence
• Decision cycle time reduction
• Rapid response to emerging threats
• Logistics effectiveness
• Lead Systems Integrator ?
• IDIQ contracting
• Capability based versus platform based
• Integrated solutions
• Integrated Solutions versus Stovepipes
• SOA based systems
• Coalition and expanded user base
• Fusion of C3 and Situational Awareness
• Strong Enterprise
Governance
• Fast, accurate,
interoperable, secure
• Integrated legacy
components
• SOA standards
• Discoverable, accessible
and understandable data
• Virtualization
• Network seen as key
capability in challenging
threat environment
Network Enabled Capability Change Vectors

SAIC 2008 Institutional Investor Conference

SAIC
From Science to Solutions

08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
09-1844-ID-13
C4ISR Campaign
Addressable Market and Opportunities
Opportunities
• CENTCOM J6 C4IT
• SPAWAR SSC OCONUS
C4ISR Support
Opportunities
• Prophet OAP
• Big Safari WASS
• AFRL RV IROSS
Opportunities
• JLTV
• NBSC Truck
Opportunities
• Net Enabled Comm and Capability
• Cyber Control System
• DCGS Marine Corps
• GSM Recompete
Computers, IT Services
and Technical Support
Command
and Control
$2.3 B
Battlespace
Awareness
$5.3 B
Related
Services
$4.4 B
Netcentric
Communications
$1.0 B
Strategic and Operational
Command and Control
Strategic and Tactical
Communications Systems
ISR Capability and Integration;
Intel Systems and Analysis
• Ground Soldier System
• BETSS-C
• FCS Spinouts
• AOC WSI
Integrated
C4ISR Solutions
$4.0 B
Opportunities

SAIC 2008 Institutional Investor Conference

From Science to Solutions
08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
09-1844-ID-14
C4ISR Campaign
Near-Term International Opportunities
Opportunities
• KorCom HQ
Design
• Maritime
Surveillance
Systems (MSS)
Opportunities
• Forza NEC
• Scorpion
• FRES
Opportunities
• NATO
Territorial MD
• NATO Air
C2IS
Opportunities
• SNEP II SE&I
• SNEP II
C4ISR
• Establish SAIC as
technical partner of choice
• Mature strategic
partnerships with BAE,
EADS and Finmeccanica
• Integrate SAIC personnel
into standards group’s
efforts
• Multiple opportunities
leveraging net enabled
solutions
• Leverage SAI JV
• SE&I Solutions
• Build upon Guam
and Korea base
• Maritime Domain
Awareness efforts in
concert with PACOM
• RoK ground forces
netcentric initiative
• Commitment to Net
Centric Integration
• Building upon present
business customer
knowledge
• Ballistic Missile Defense
Europe
Asia-Pacific NATO
SAIC Quals
Capabilities
Middle East
Focus on Strategic Partnerships

SAIC 2008 Institutional Investor Conference

DISA

SAIC
From Science to Solutions

03-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
C4ISR Campaign
Path to C4ISR Integrated Solutions
09-1844-ID-33
FY08 and Before FY09 FY12 and Beyond FY10 FY11
JMPS SEIC
Investments
Existing Contracts
Big Bang
Opportunities
AOC WSI
SPAWAR C4
Integration and
Engineering Services
MRAP
$3M
Ground Soldier
Systems
JLTV
BETSS-C
FCS
NATO ALTBMD
$1M
NECC
GSM Recompete
NATO AIR C2
$1M
GIG BE
Prior Saudi Naval Work
NATO ALTBMD
Follow On
Opportunities
SNEP
$2M

SAIC 2008 Institutional Investor Conference

From Science to Solutions

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
C4ISR Campaign
Market Approach
• Follow the Money
–
CONUS
–
OCONUS
• Take SAIC to market… execute C4ISR campaign
–
DSG… C2 and netcentric communications
–
ISTG… Battlespace awareness, ISR
–
Collaborative… Integrated C4ISR solutions
• Leverage discriminators
–
Platform independence
–
Operational expertise
–
Customer knowledge
• Shape the market
–
Execute call plan
–
Target new leadership
Agile, Aggressive, Adaptable

SAIC 2008 Institutional Investor Conference

SAIC
From Science to Solutions

08-1344

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
09-1844-ID-15
DSG Vision and Strategic Intent
“The leader in defense solutions and services, whose people provide thought leadership, customer knowledge, technical skill and flawless execution to deliver outstanding mission performance.”
Science to
Solutions
Thought
Leadership/
Customer
Knowledge
Flawless
Execution
People
First
Outstanding
Customer
Mission
Performance

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
President’s Summary
• Strong financial performance by all BUs executing on existing contracts
–
MRAP
–
FCS
–
AMCOM Express
• New wins provide continued growth opportunities
Contract Awards:
–
AITS ($454M)
–
HRC ITSO ($410M)
–
COCOM IT ($226M)
–
NAVSEA ERP ($120M)
• Pipeline of new opportunities in strategic campaigns
–
C4ISR
–
Ground Systems Integrator
–
Modeling and Simulation
–
DGS
–
SeaPort-e
IDIQs:
–
Encore II ($500M)
–
SPAWAR C5ISR ($222M)
–
Warfighter Focus ($200M)
Executing Our Strategy/Delivering on Our Promises

SAIC 2008 Institutional Investor Conference

SAIC

From Science to Solutions

Intelligence, Security and Technology Group and Space Superiority Campaign Stu Shea President

SAIC 2008 Institutional Investor Conference

SAIC
From Science to Solutions

08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
09-1844-ID-16
Group Structure and Focus
Group Structure and Focus
Intelligence, Security, and Technology Group
Technology and
Advanced Systems
Intelligence
and Information
Solutions
Mission Integration
Space and
Geospatial
Intelligence
Operations,
Intelligence
and Security
Larry Cox
$525M
John Fratamico
$710M
John Hynes
$500M
Tony Moraco
$550M
John Thomas
$835M
Signals Intelligence,
Cyber Security Ops,
and Information
Assurance
S&T for Analysis,
Design, Prototyping
and Implementation
of ISR systems
National
Intelligence
National Security
Space SE&I and
Sensor Integration,
GEOINT Production
Defense Intelligence
and Operations
Support
Leading Provider of Technical
and Language Services to ODNI
and Other Intelligence
Organizations
# 1 provider of Geospatial
Products to NGA
Leading Science and
Technology provider
at DARPA and Military
Services Research Labs
Leading Provider of
Operational Intelligence,
Analysis and Biometrics
Tools to Deployed Forces
Leading development and
technical services provider
for NSA and related SIGINT
and Cyber customers
Stu Shea
Group President
$3.1B Revenue

SAIC 2008 Institutional Investor Conference

From Science to Solutions

03-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.
Energy | Environment | National Security | Health | Critical Infrastructure

Key Solutions and Customers
Biometrics
Joint Intelligence Operations and Intel Analysis
Signature Technologies
NGA, USAF, DARPA
NRO, DARPA, USAF
USAF, NSA
USA
NSA, NGA
Counter-Terrorism Analysis
Technical Collection Architecture
Translation Services
Geospatial Production
Signal and S&T Analysis
USA
DARPA, Mil Svcs
Mil Svcs, SAR
ISR Systems Integration
Surveillance & Reconnaissance Payloads
Ground Control & Operations Centers
Ground Based Collection Systems
Exploitation Tools / Systems
CTC, NCTC
NSA, NRO, NGA
ODNI
NGA
NRO
Intelligence
Intelligence, Surveillance and Reconnaissance
Cyber
Intelligence
32%
Cyber
8%
ISR
24%
Space
Superiority
10%
Science &
Technology
8%
Operational
Intelligence
16%
Computer Network Attack, Defense, Exploitation
Managed Security Services
Information Assurance, Penetration Testing
IC, DoD
Commercial
Federal & Commercial
Specialized Satellite Payloads
Large-Scale Systems Engineering & Integration
NRO, DARPA, USAF
USAF
Chemical, Biological, Radiological, Nuclear, Explosive
Directed Energy & High Energy Lasers
RF/EO/IR Sensor Technology & Optical Communications
OSD, DHS, Srvc Labs
USA, USAF
USN, USMC
Space Superiority
09-1844-ID-16
Science and Technology
Operational Intelligence

SAIC 2008 Institutional Investor Conference

SAIC
From Science to Solutions

08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Major Growth Drivers
•
Corporate campaigns: Cyber, C4ISR, Space Superiority
• Major group focus areas
–
Special Operations Forces
–
Counter-Terrorism
• Political pressure for a reduced military presence overseas
• Emphasis on indirect approach versus conventional forces
• Major requirement is to transform legacy, stove-piped C4ISR systems into flexible, net-centric, open systems
• We offer unmatched domain and technology expertise across space, manned aircraft, unmanned systems, surface ships, submarines, fixed and mobile land systems, and man-portable systems
• Al-Qaida remains intent to attack the U.S. homeland again
• The War on Terror will transcend administrations
• We will focus on 5 major areas:
–
Identity management (biometrics, credentialing, immigration enforcement)
–
Information Sharing (networks, systems, and fusion centers),
–
CBRN detection (chemical, biological, radiological, and nuclear detection)
–
Emergency Preparedness (crisis management, warning)
–
IED Defeat (improvised explosive devices)

SAIC 2008 Institutional Investor Conference

SAIC
From Science to Solutions

08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.
Energy | Environment | National Security | Health | Critical Infrastructure

09-1844-ID-15
Cyber Campaign
Group Vision and Position
“A leader in the integration of technology, systems and operational solutions across cyberspace in all its domains…air, land, sea, space…
to deliver full spectrum mission performance.”
Computer
Network
Operations
(Exploitation,
Defense,
Attack)
Managed
Security
Services
(Network and
Security
Ops)
Training
and Education,
Regulatory
Compliance,
Forensics
Design
and Build
of Enterprise
IT Solutions
Integration for
Full Spectrum
Cyber Mission
Performance

SAIC 2008 Institutional Investor Conference

GeoRover

SAIC
From Science to Solutions

08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.
Energy | Environment | National Security | Health | Critical Infrastructure

09-1844-ID-15
ISR Campaign
Group Vision and Position
“A leader in the integration of technology, systems and operational solutions across air, land, sea, and space to deliver full spectrum ISR mission performance.”
Surveillance and
Reconnaissance
Payloads for
Air, Ocean and
Space
Platforms
Ground Based
Collection
Systems
Ground
Control Stations
and Operations
Centers
Exploitation
Systems and
Tools
Integration for
Full Spectrum
ISR Mission
Performance
Angel-Fire

SAIC 2008 Institutional Investor Conference

GPS
Jamming
2006-2007

GEO Co-orbital
Threat 2009

SAIC
From Science to Solutions

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Space Superiority Campaign
The Space Superiority Imperative
• Our nation depends on satellites for
navigation, communications and global
trade, which could be broadly damaged
by disruptions of space assets
• Space threats range from traditional
ground-based jamming to more
catastrophic orbital attacks
• Space is a future battleground
–
D/NRO acknowledged Chinese laser tracking
of electro-optical, low earth orbit satellite in 2006
–
On 1/11/07, China destroyed a Low Earth Orbit
satellite w/ a Direct Ascent Anti-Satellite missile
• One year later, NORAD had catalogued 2,377
of the 150,000 pieces of debris
–
Intelligence Estimates project Chinese satellite-
to-satellite capability in 2009
View of LEO Satellites (green) and Debris Ring (red)
from Chinese ASAT Test
Irregular Challenges Catastrophic Challenges
Space Superiority is achieved through space situational awareness and defensive and offensive counter-space operations
LEO DA LEO DA
ASAT Event ASAT Event
2007 2007
•Direct
Ascent
Threat
•Denial of
Capability
•Ground Jamming
•Ground Station
• Threats
•Deception
•Localized
•Terrorism
•Orbital
•Threats
GBL Tracking GBL Tracking
2006 2006
Traditional Challenges Disruptive  Challenges

SAIC 2008 Institutional Investor Conference

Suppress Threat
Suppress Attacker
Preempt Attack
Defensive Counter-Space (DCS)
Deter
Avoid
Survive and Endure
Reconfigure
Restore and Reconsistute
Deny Adversary Capabilities
Negate
Disrupt
Degrade
Destroy
Offensive Counter-Space (DCS)
Determine Missions and Vulnerabilities
Target ID, Location, Status and Strike Assessment
Detect, Track, Characterize, Attribute and Warn of Threat
Monitor and Predict Space Environment
Detect, Track, Characterize, Catalogue All Earth-orbiting Objects
Space Situational Awareness (SSA)

SAIC
From Science to Solutions
09-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
09-1844-ID-42
Space Superiority is that ability to conduct space operations at a given time and place without prohibitive interference by opposing forces
Space Superiority Campaign
What Is Space Superiority?

SAIC 2008 Institutional Investor Conference

SAIC
From Science to Solutions

09-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
09-1844-ID-15
Space Superiority Campaign
Group Vision and Position
“A leader in the integration of technology, systems and operational solutions across space to deliver full spectrum Space mission performance.”
Active and
Passive Micro
Satellite Imaging
Payloads for
Surveillance
Systems
Engineering for
Complex and
Integrated
Space
Programs
Ground
Control Stations
and Operations
Centers
Visualization
and Analysis Tools
for Satellite
Operations
Integration for
Full Spectrum
Space Mission
Performance

SAIC 2008 Institutional Investor Conference

SAIC
From Science to Solutions
03-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
09-1844-ID-11
Space Superiority Campaign
The Market and Bridging the Gap
The Space Superiority Landscape
Customers Trends and Drivers SAIC Strengths Programs
• National
Reconnaissance
Office (NRO)
• Defense Advanced
Research Projects
Agency (DARPA)
• US Air Force (USAF)
• Boeing, Lockheed,
Northrop Grumman,
Orbital, Raytheon
• IR and multispectral
payloads
• Special comms
hardware
• M&S capabilities
• Real-time software
• Mission analysis
• SE&I
• GPS SE&I
• P-417
• P-805
• RR-AIRSS
• CHIRP
• Other SETA
and Logistics work
• Evolving Threat
• Cost Overruns
• Space Protection
Program
• Alternative Acquisition
Models
• Community
Assessments

SAIC 2008 Institutional Investor Conference

SAIC
From Science to Solutions
03-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Space Superiority Campaign
Future Positioning
• Transition from primarily SETA services to a full compliment of SE&I
• Expand role in design, development and limited rate production
–
More responsive than the large aerospace primes
• Develop technologies to tie existing capabilities together and address larger markets:
–
Hardware in the loop modeling and simulation, data processing algorithms, special purpose communications and processing hardware, multi-spectral sensors
• Become an integrated payload developer providing capable people, unique science, reliable systems, and affordable space and ground hardware to enable or enhance space operations

SAIC 2008 Institutional Investor Conference

08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
President’s Summary
• Execute our campaigns
Corporate:
–
Cyber
–
Space Superiority
–
C4ISR
• Execute group imperatives
–
People first!
–
Thought leadership
–
Mission focus
–
Technology-leveraged
• Maintain business development momentum
–
Won 93% of all re-competes and 72% of all new programs
–
Non-IDIQ Awards of $2.2B
–
Q2 backlog of $5.1B (22.5% YoY Growth)
Executing Our Strategy/Delivering on Our Promises
Group:
–
Intelligence, Surveillance, Reconnaissance (ISR)
–
Special Operations Forces
–
Counter-Terrorism
–
Science-enabled
–
Execution excellence
–
Value creation

SAIC 2008 Institutional Investor Conference

From Science to Solutions

Cyber Campaign Larry Cox Business Unit General Manager

SAIC 2008 Institutional Investor Conference

SAIC
From Science to Solutions
03-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
The Cyber Imperative
• Recent events highlight the urgency of cyber threats
–
Massive penetration of federal agencies and defense contractors resulting in theft of terabytes of data by China and other nation states
–
Potent viruses distributed by electronic picture frames, USB thumb drives, and
GPS systems being manufactured overseas
–
Denial of service attacks in Estonia and Georgia shut down essential operations for days at a time
• The nation is vulnerable to disruptive attacks on our vital cyber assets
–
U.S. and global trade and financial systems
–
Critical infrastructure
–
Industrial base
–
Government operations
• Pervasive computing and increasing connectivity lowers the barriers for terrorists and hostile nation states

SAIC 2008 Institutional Investor Conference

From Science to Solutions

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Market Overview
• Cyber market is driven by three major factors:
–
NSPD 54/HSPD 23 Comprehensive National Cybersecurity Initiative
–
Creation of new organizations and new authorities
–
Massive shifts in funding
• GFY08 reprogramming of $200M in Intelligence Community (IC)
• FYDP increases of $20B across entire Federal government
• Cyber market has four primary customer sets:
–
U.S. Military Services
• Funded through existing military service budgets
• Budgeted at $20B+ per year (GFY08-GFY13)
–
Department of Defense
• Funded mostly through existing budgets plus some new
• Estimated at $20B+ over the next five years
–
Federal Agencies
• Funded primarily through new national cyber initiative
• Estimated at $20B+ over the next five years
–
Private Sector Corporations
• Internally funded by individual corporations driven by Federal requirements
• Independent research estimates $20B+ per year (CY08-CY13)
Competitive Landscape
• Large systems firms with
end-to-end capability
– CSC
– Northrop Grumman
– Lockheed Martin
– Booz Allen Hamilton
– Boeing
– General Dynamics
• Niche providers of point
solutions
• Hardware components
• Software tools
• Specialized expertise

SAIC 2008 Institutional Investor Conference

Cyber
Realm
Exploitation
ISR
Infiltration &
Resource
Mgmt
CNO
Sync
Cyber
Security
C2, C3, C4
Defense
Active
Defense
Attack
Critical Infrastructure

From Science to Solutions
08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Cyber Realm
09-1844-ID-17
The Cyber business environment exists across air, and, sea and space domains, from unclassified to highly compartmented programs

SAIC 2008 Institutional Investor Conference

SAIC
From Science to Solutions
03-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Cyber Market Segments
• Cyber touches every feature of modern communications
• Solutions require use of a wide variety of capabilities
–
High-performance computing
–
Information Storage
–
Network Optimization
Information Security Intrusion Detection Certification and Accreditation Network Monitoring
Log Analysis VPN Vulnerability Assessments Incident Response
Information Assurance Information Warfare Spam Filtering Surf Control
Data Protection Worms Enterprise Architecture FISMA
Information Sharing Viruses HIPPA Netcentric Operations
Communications Security Firewalls Cybersecurity Passwords
Forensics Phishing Insider Threat Infrastructure Protection
COOP Network Security PKI Web Blocking
–
Virtualization
–
Data Life Cycle Management

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
SAIC Positioning and Capabilities
• Broad technical expertise engineering solutions across all cyber disciplines
• Long history of Informance Assurance, Network, and IT business with all major cyber customers
–
Prime positions on core programs
• Deep expertise in Managed Security Services, security awareness and training, penetration testing, certification and accreditation, and compliance
• Considerable work force already operating in multi-discipline programs requiring engineering, computer science, analysis and operations skills
• Proven ability in software and hardware development, delivery, and operations
–
Long history of successful technical services support
• Platform and vendor agnostic integrator of the best solutions for customers
• Patenting and licensing of key technologies and solutions

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Thrusts and Pursuits
• We are aggressively developing cyber solutions
–
Modern architecture solutions for DHS and IC
–
Tool/services suite for Defense Industrial Base to comply with future DFAR mandates on data protection
–
Supply chain assurance solutions
• We are pursuing numerous cyber opportunities
–
DHS National Cybersecurity and Protection Program (~$5B)
–
DHS/DoD Supply Chain assurance (~$200M)
–
Defense Industrial Base Initiative (~$300M)
–
Numerous Intelligence Community opportunities (~$1B)

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Foundation For Success
• Structure
–
Full support from Corporate and Groups
–
Cyber Program Management Office
–
Program and customer engagement by Business Units
• People
–
Recruiting and training the cyber workforce from inside and outside
–
Training and competency certifications
–
Thought leaders and mentors
–
Developing and training the Gen X/Y workforce
• Technology
–
Competency and Research & Development across all areas of cyber
–
Partnerships with academia
• Facilities
–
Excellent working conditions with tools, systems and communications
–
Connectivity among SAIC and customers

SAIC 2008 Institutional Investor Conference

SAIC
From Science to Solutions
09-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Campaign Summary
• Cyber market is real and immediately addressable
–
Broad bipartisan support with rapidly growing, multi-year funding streams
• Firms must have a solid cyber base to succeed
–
Existing vehicles and relationships to capture new cyber funds
–
New important beachhead contracts are being bid now
• End-to-end solutions are required
–
Cyber problems cannot be solved with just niche solutions
• Solutions will be eternally dynamic
–
Substance is a barrier to entry
–
Escalating performance is the price to retain customer trust
• Qualified people are a limiting factor in this growing market
–
National challenges are required to attract this high-intellect worker
–
Freedom to create innovative solutions is required to retain this worker
SAIC has the people, capabilities, and approach to succeed

SAIC 2008 Institutional Investor Conference

SAIC
SAIC

SAIC
From Science to Solutions

08-1844

Infrastructure, Logistics and Product Solutions Group Joe Craver President

SAIC 2008 Institutional Investor Conference

SAIC
SAIC

From Science to Solutions
03-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Group Structure and Focus
09-1844-ID-18
Infrastructure, Logistics and Product Solutions Group
Security and
Transportation
Technology
Homeland Protection
and Preparedness
Energy, Environment
and Infrastructure
Logistics and
Engineering
Solutions
Science and Systems
Engineering
Solutions
John Ferriter
$420M
Alex Preston
$200M
J.T. Grumski
$580M
Jim Cuff
$680M
Chuck Zang
$450M
CBRN and
Preparedness Services
and Solutions
Non-Intrusive
Inspection and
Radiation Detection
Products
Energy,
Environmental, and
Engineering Services
Logistics and
Support Solutions
Systems
Engineering, Mission
Support, and OT&E
Top Integrated Energy and
Environmental Solutions
Provider
# 1 Non-OEM
Sustainment Provider
to DLA
#1 Provider of Security
Products for Ports and
Borders
#1 OT&E Provider for DoD
Top 3 Integrator of Earth Sciences/
Climate Change Data-Research
and National Policy
#1 Provider of CBRN/
All-Hazards Preparedness
Systems and Services in U.S.
Joe Craver
Group President
$2.3B Revenue

SAIC 2008 Institutional Investor Conference

SAIC
From Science to Solutions

03-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Homeland Security
and Defense
27%
NASA,
Global Climate
Change and Other
19%
Energy,
Environment and
Infrastructure
25%
Logistics and
Product Support
29%
09-1844-ID-19
Key Solutions and Customers
Non-Intrusive Imaging Systems
Integrated Container Inspection
Radiation Detection
CBRN and Preparedness Services and Systems
Transportation Automation
Commercial
DoD
DOE
Supply Chain Management
Asset Visibility
Logistics Systems
Product Support Integration
DHS
DoD
International
Ports
Energy Management
Environmental Services
Design/Build of Tech-Intensive Infrastructure
DLA
DoD
Safety and Mission Assurance
Earth Sciences Data Integration
Operational Test and Evaluation
NASA
NOAA
USGS
FAA
Logistics and Product Support
Homeland Security and Defense
Energy, Environment and Infrastructure
NASA, Global Climate Change and Other

SAIC 2008 Institutional Investor Conference

SAIC
SAIC

From Science to Solutions

03-1344

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Solving Problems of Vital Importance
• Save lives by deploying and supporting MRAPs in Iraq and Afghanistan
• Detecting car bombs and weapons with VACIS in Iraq and Afghanistan
• Capturing illegal drugs
–
Including some of the largest cocaine seizures ever
• Address challenges to the planet by
–
Helping companies and the government save energy and money
–
Assessing and predicting the impact of climate change policy
–
Managing huge amounts of critical scientific data on the state of our planet
• Training and equipping our nations’ First Responders
–
Over 400,000 trained to date
• Helping to keep Space Shuttle flight operations safe

SAIC 2008 Institutional Investor Conference

SAIC
From Science to Solutions

09-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Major Growth Drivers
• Corporate Campaigns: Energy
• Major Group Focus Areas
–
Homeland Security Products
–
Logistics and Sustainment
• Growth market aspects
–
On-going global war on terrorism
–
Legislative mandates continue to drive needs (i.e., Secure Freight Initiative)
–
Potential for CBRNE type events; DoD Force Protection
• SAIC Offerings:
–
Non-Intrusion Detection Products
–
CBRNE Solution Integration and Preparedness Training
• Growth market aspects
–
Reset
–
Proliferation of “non programs of record” fielded systems
–
Defense budget funding constraints for new program starts
• SAIC Offerings:
–
Performance and Capabilities Based Logistics Solutions and Services
–
Supply Chain Integration

SAIC 2008 Institutional Investor Conference

Quadrillion Btu

Quadrillion Btu

SAIC
From Science to Solutions

09-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Energy Campaign
The Global Energy Challenge
Production Consumption
120
90
60
30
0
72
102
Fossil Fuels
Fossil Fuels
Renewable
Nuclear
Renewable
Nuclear
US Production and Consumption, 2007
Source: Energy Information Administration / Annual Energy Review 2007 EIA - International Energy Outlook 2008 - Highlights Section
http://www.eia.doe.gov/oiaf/ieo/highlights.html
Global Consumption (Actual and Forecast)
09-1844-ID-34
120

60
30
0
1980 1990 2000 2010 2020 2030
Liquids (Oil)
Natural Gas
Renewables
Nuclear
2008
Coal
• Rising energy consumption and cost
–
Driven by developing countries, consumption will increase by 50% by 2030
–
Traditional reserves (Oil/Gas) are shrinking
–
Renewable/Alternative energy production will NOT impact supply in near-term
–
Looming security and environmental issues due to production deficit, distribution constraints, and Climate Change concerns

SAIC 2008 Institutional Investor Conference

From Science to Solutions

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
09-1844-ID-24
Energy Campaign
SAIC Energy Portfolio
Utilities Federal Industrial Oil and Gas
Generation /  T&D IT Upstream IT
Downstream IT
Environmental
Refinery Engineering
Energy Efficiency Consulting
Energy Efficiency
SI and Process
Automation
Consulting
Refinery Engineering
Alternative Fuels
Plant Design
Global Climate Change
IT Infrastructure
Outsourcing
Customers
• Upstream Oil and Gas: (Majors and NOC’s)
• Utilities (Large and Mid-Tier, Nuclear)
Customers
• Refineries (Mid-Tier and Small)
• Industrial Enterprises
• Government agencies
IT Transformation and
Applications and Data
Analytics
Renewables
T&D Engineering
Refinery Engineering
Energy Management
Services
SAIC – Delivering Integrated Energy Management

SAIC 2008 Institutional Investor Conference

Electricity
Petroleum/ NG
Energy Management

SAIC
From Science to Solutions

08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
09-1844-ID-25
Energy Campaign
SAIC Focus Areas
Generation
Trading
Transmission Distribution
Fuel Production
Energy Use
Global Climate Change / Energy Consulting
Digital Oil Field
Coal and Renewables
Exploration and
Appraisal
Production
Refining/
Processing
Primary and
Secondary
Distribution
Energy Use Development
Customer
Service/
Retail

SAIC 2008 Institutional Investor Conference

SAIC

SAIC
From Science to Solutions

03-1344

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Energy Campaign
Energy Management Services Defined
* DesignBuild is a registered service mark of the Benham Companies, LLC, an SAIC company, in the United States and other countries.
Efficient Operations
Clean Technologies
Sustainability
Climate Change
Green IT
Risk Management
Energy Procurement
Education and Training
Facility Assessments
Facility Modeling
LEED
®
Certification
DesignBuildSM
Performance Contracting
Systems Integration
AMI and Smart Grid
Demand Response
Project Management
Quality Assurance
Metering and Verification
Modeling and Forecasting
* LEED(R) is a registered trademark of the U.S. Green Building Council (USGBC) in the United States and other countries.

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
President’s Summary
• Group provides products, services, and solutions across entire customer set
• To succeed, we have invested to build a strong foundation
–
Developing the next generation leaders
• Through the Group’s SAIL leadership development program, we have built a large, cohesive, and capable talent pool that is driving our growth today
–
Implementing new business models
–
Integrating game-changing acquisitions
• Standing integration team managed at Group level
• Successfully integrated 3 $200M+ companies over the last four years
• Well-positioned to deliver growth and profitability by providing distinctive capabilities and solutions to our customers
–
Energy Management Services and engineering capabilities
–
Homeland protection through CBRN, Preparedness, and Trade Security solutions
–
Logistics and product sustainment solutions
–
Climate Change research and policy program
–
Supporting NASA in its human spaceflight and exploration missions

SAIC 2008 Institutional Investor Conference

From Science to Solutions

Information Technology and Network Solutions Group and Health Campaign Charles Koontz Group President

SAIC 2008 Institutional Investor Conference

From Science to Solutions

03-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
09-1844-ID-27
IT&NS Structure and Focus
Technology Development
and Science Discovery for
Diagnosis and Treatment
of Cancer and AIDS
Health IT, Military Health
and Public Health and
Biomedical Research
Global Energy and Life
Sciences Solutions and
Integration Services
Charles Koontz
Group President
Information Technology and Network Solutions Group
Doug Charles
$490M
Bob McCord
$360M
Homeland and Civilian
Solutions
Business Unit
Managed IT, Infrastructure
Services and Software
Development to DHS, NASA
and Civilian Agencies
• Top Provider of DHS Data
Center Migration, Consolidation, and
Managed IT Infrastructure Solutions
• Top Tier Provider for IT
Services in Energy
• Sole Source Contractor
for the National Cancer Institute
• Top 3 Provider of IT Services
to the Department of Health
and Human Services
Doug Wagoner
$600M
Health Solutions
Business Unit
Commercial Business
Services Business Unit
SAIC
NCI / Frederick
$1.5B Revenue
Larry Arthur
$10M

SAIC 2008 Institutional Investor Conference

SAIC
From Science to Solutions

09-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
09-1844-ID-29
Key Customers and Capabilities
Federal, DoD,
& Commercial
Health
30%
Federal Civil
43%
Commercial
Energy
27%
Full-Service IT Provider
Enterprise and Business Strategy Solutions
Infrastructure and Applications
Infrastructure Services Management
Information Content and Data Mgmt Solutions
Mission-specific application and system support
Department
of Veterans Affairs
CDC
FDA
NCI-Frederick
TRICARE
Digital Oil Field Solutions
Refinery of the Future Solutions
Advanced Metering Infrastructure
Application Development & Maintenance
Enterprise Architecture
Global Data Management
Managed Network Services
Infrastructure Outsourcing
DHS
NASA
Treasury, IRS
Dept of Energy
World-wide deployment and support
of IT Health Solutions
VA/DoD Sharing
Disease Surveillance and Bioterrorism
Public Health Emergency Preparedness
Online Access to Health Information
BP
Shell
Chevron
Scottish Power
Entergy
Maersk
INEOS
Alyeska
Federal Civil
Federal, DoD, and Commercial Health
Commercial Energy

SAIC 2008 Institutional Investor Conference

Reservoir Production

From Science to Solutions
09-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Major Growth Drivers
• Corporate Campaigns: Health, Energy
• Digital Oil Field
Upstream
Production
Optimization ROI
1-3
years
1-3
years
10-30
years
1-2
years
Drilling “Green Field”
“Mature”
“Brown Field”
Downstream
• Major market drivers
–
Increased percentage of production coming from mature oil fields
–
Growth opportunity in reservoir management
–
Major Oil companies outsourcing technology solutions & services
–
New willingness of NOCs to use service companies rather than MOCs
Key Offerings
• Post-Drilling Seismic Analytics
• Reservoir Management
• Field Engineering Services
• Real-Time Data Management
• Collaboration Environments
• Hydrocarbon Accounting
Digital Oil Field
Enhanced Oil Recovery
Refining/
Processing
Production
Exploration
and Appraisal
Development
Primary and
Secondary
Distribution
Retail

SAIC 2008 Institutional Investor Conference

U.S. Health Expenditure ($T)
Health Spend as % of GDP

From Science to Solutions

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
2008 2017
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
U.S. Health Costs
Unsustainable Cost Escalation
20.0%
19.0%
18.0%
17.0%
16.0%
15.0%
U.S. Health Expenditure Health Spends as % of GDP
Health Campaign
Health Industry Faces Dramatic Challenges
• Cost
–
Health costs growing at 6.1% CAGR vs.
4.4% for GDP
–
20% health spend as a % of GDP is not
sustainable
• Access
–
Increasing access to affordable care will
expand Federal budgets in 2009+
• Quality
–
Lack of reporting and transparency
–
IT under spend (<2% of health spend)
• Public Safety
–
Bio-hazard and bio-terror threat mitigation
–
Pandemic mitigation/continuity of
operations (Gov & Commercial)
Sources: IDC and Insights, preliminary, 2008 and Centers for Medicare and Medicaid Services, National Health
Expenditure Survey, 2008
U.S. Health
Expenditure,
$2.5
U.S. Health
Expenditure,
$4.3
16.8%
19.8%
Unsustainable healthcare cost growth will drive change and opportunity

SAIC 2008 Institutional Investor Conference

From Science to Solutions

08-1814

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Health Campaign
Health Market Segments / Value Chain
Cardinal Health,
Pfizer, Quest,
Labcorp,
GE Medical
Blue Cross/Blue
Shield, Wellpoint,
United Healthcare,
Aetna
Kaiser
Permanente,
Hospitals, provider
associations, IDNs
Commercial
Providers
Patient-Focused Healthcare Population Health
Government
Providers
DOD and VA,
state agencies
CMS, state
Medicaid agencies
NIH, NCI CDC, FDA,
NIH, HRSA,
SAMHSA,
DOD, DHS,
State agencies
CMS, FDA,
ONCHIT, AHRQ,
CBO
Major
Competitors
HP, NOC HP, LMT NOC NOC, LMT,
SRA
HP, LMT
Where SAIC
Plays today
MHS, VA, SHIN
(Canada), IHS
CMS NIH and Commercial
Pharma
NIH, CDC,
FDA, HRSA,
SAMHSA
No big play to date
Healthcare
Payers
Healthcare
Providers
Public
Health and
Preparedness
Healthcare
Producers
Healthcare
Policy and
Regulation

SAIC 2008 Institutional Investor Conference

From Science to Solutions

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Health Campaign
Emerging HIE Market Opportunity
• Health information exchanges (HIEs)
–
Electronic movement of health-related information among organizations according to nationally-recognized standards
• Challenges for HIE’s
–
Standardization of the data
–
Sustainable business model
–
Accessibility of data by the patient
• Fast growing market segment
–
IDC estimates the current market to be ~$150M, growing to $500M by 2012 and >$3B by 2018
Hospitals/
Physicians
Laboratory
Pharmacy
Public Health
Imaging
Centers
Payors
Health
Information
Exchange
(HIE)
09-1844-ID-32

SAIC 2008 Institutional Investor Conference

SAIC
From Science to Solutions

08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
Health Campaign
Campaign Summary
FY09 – Where we are today
• Completed an
independent scan of the
entire Health sector
• Evaluating our opportunity
beyond Government
Health
FY08 – How we responded
• Electronic health record
development standards
• Medicare modernization /
fraud and abuse detection
• Contain healthcare costs
• Meet needs of aging
population
• Meet DoD’s wartime health
needs
• Protect public health from
pandemics and bio-terror
threats
• Improve patient care
quality and reduce care
disparities
• Establish health data policy
Market
Requirements
• Surveillance/detection;
preparedness; pandemic flu
planning and support
• Biomedical research;
adverse events reporting;
disparity tracking
• VA/DoD health information
sharing
• Investing in new solutions
(health and clinical research
information exchanges,
medical terminology service,
identity management)

SAIC 2008 Institutional Investor Conference

SAIC
From Science to Solutions

08-1844

© 2008 Science Applications International Corporation. All rights reserved. SAIC and the SAIC logo are registered trademarks of Science Applications International Corporation in the U.S. and/or other countries.

Energy | Environment | National Security | Health | Critical Infrastructure
President’s Summary
• Position of strength in Public, Civilian, and Military Health
–
MHS—Wounded Warrior
–
CDC—Bio-surveillance
–
VA/DoD—Medical records sharing
• Federal Civil market will strengthen with Administration change
–
Protect the homeland—DHS (CBP, FEMA, ICE)
–
Protect our food supply—USDA
–
Protect our environment—EPA
–
Implement tax changes—IRS
• Positive trend with our Commercial Business
–
Double-digit segment operating income run rate
–
Focus on upstream production (Digital Oil Field) producing results
• Key contract awards support our strategic direction
–
NASA UNITeS ($214M)
–
NCI Support Contract ($105M)
–
Administrative Office of the Courts ($90M)
–
VA VistA Repositories  ($56M)
–
CMS—Information systems modernization
–
NCI—Valued and differentiated relationship